                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ THOMAS J. USHER
                                       -------------------------
                                       Thomas J. Usher

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/  ROBERT M. HERNANDEZ
                                       -------------------------
                                       Robert M. Hernandez

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/  NEIL A. ARMSTRONG
                                       -------------------------
                                       Neil A. Armstrong

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/  CLARENCE P. CAZALOT, JR.
                                       ------------------------------
                                       Clarence P. Cazalot, Jr.

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ J. GARY COOPER
                                       -------------------------
                                       J. Gary Cooper

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/  CHARLES A. CORRY
                                       -------------------------
                                       Charles A. Corry

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ SHIRLEY ANN JACKSON
                                       -------------------------
                                       Shirley Ann Jackson

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ CHARLES R. LEE
                                       -------------------------
                                       Charles R. Lee

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ PAUL E. LEGO
                                       -------------------------
                                       Paul E. Lego

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ JOHN F. MCGILLICUDDY
                                       -------------------------
                                       John F. McGillicuddy

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ SETH E. SCHOFIELD
                                       -------------------------
                                       Seth E. Schofield

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ JOHN W. SNOW
                                       -------------------------
                                       John W. Snow

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  The undersigned member of the Board of Directors of USX Corporation (the "Corporation") does hereby make, constitute and appoint Robert
M. Hernandez, Edward F. Guna or Larry G. Schultz, my true and lawful attorney-in-fact to sign and execute for me and on my behalf a registration statement to be filed with the Securities and Exchange Commission in connection with the issuance of up to $2,000,000,000 of debt securities and/or preferred stock, and any and all amendments to said registration statement(s) in such form as they or any one or more of them may approve, and to take such other action as may be appropriate to cause the Corporation to comply with applicable law.

                  WITNESS the due execution hereof this 29th day of May 2001.



                                       /s/ DOUGLAS C. YEARLEY
                                       -------------------------
                                       Douglas C. Yearley